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                                                                    Exhibit 10.3


                             AMENDMENT NO. FOUR TO
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
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     THIS AMENDMENT NO. FOUR ("Amendment") to the Vencor, Inc. Supplemental
Executive Retirement Plan is adopted on the 16th day of February 2001.

     Reason for Amendment.  This Amendment is intended to eliminate the accrual
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of benefits under Section 3.6, entitled "Change in Control," of the Vencor, Inc.
Supplemental Executive Retirement Plan (as amended by Amendments Nos. 1, 2 and 3 thereto, the "SERP Plan") for all participants therein, effective as of the date hereof.

     Amendments.  The SERP Plan is hereby amended, effective as of the date
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hereof, to delete Section 3.6 thereof in its entirety and to delete all references in the SERP Plan to such Section 3.6.

     IN WITNESS WHEREOF, Vencor, Inc. has executed this instrument on the date first above written.


                                    VENCOR, INC.


                                    By: /s/ Edward L. Kuntz
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                                      Edward L. Kuntz
                                      Chairman of the Board, Chief
                                      Executive Officer and President